UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
 ___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 12, 2012 (January 10, 2012)
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HUGHES Telematics, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 Summit Boulevard Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 573-5800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 10, 2012, all of the 16,743,180 warrants issued in connection with our initial public offering that remained outstanding on such date, expired in accordance with their terms and are no longer outstanding. Each such warrant had entitled the holder to purchase from us one share of common stock at an exercise price of $7.00.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2012	HUGHES TELEMATICS, INC.

	By:	/s/ CRAIG KAUFMANN
	Name:	Craig Kaufmann
	Title:	Senior Vice President Finance and Treasurer